EXHIBIT 99.2

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
InReach Internet, L.L.C.
Stockton, California

We have audited the accompanying balance sheets of InReach Internet, L.L.C., (a limited liability company) as of December 31, 2004 and 2003, and the related statements of income, member’s equity, and cash flow for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of InReach Internet, L.L.C. as of December 31, 2004 and 2003, and the results of its operations, changes in member’s equity and cash flow for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Bagell, Josephs, Levine & Company, L.L.C.
Bagell, Josephs, Levine & Company, L.L.C.
Gibbsboro, New Jersey

January 6, 2006

MEMBER OF:	AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (AICPA)
NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
FLORIDA STATE BOARD OF ACCOUNTANCY

INREACH INTERNET, L.L.C.
BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

	2004	2003
ASSETS
Current Assets:
Cash and cash equivalents	$460,630	$310,779
Accounts receivable, net of allowance for doubtful accounts of $7,686 and $10,140	280,970	339,632
Prepaid expenses and other current assets	191,814	183,597
Total Current Assets	933,414	834,008

Fixed assets, net	595,595	726,474

Other Assets:
Deposits	16,093	36,010
Intangible assets, net	756,657	939,625
Total Other Assets	772,750	975,635
TOTAL ASSETS	$2,301,759	$2,536,117

LIABILITIES AND MEMBER'S EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$207,816	$167,083
Deferred revenue	1,039,914	1,262,038
Due to related parties	87,529	114,441
Total Current Liabilities	1,335,259	1,543,562

Member's Equity
Contributed capital	6,714,552	6,792,387
Accumulated deficit	(5,748,052)	(5,799,832)
Total Member's Equity	966,500	992,555
TOTAL LIABILITIES AND MEMBER'S EQUITY	$2,301,759	$2,536,117

The accompanying notes are an integral part of these financial statements.

INREACH INTERNET, L.L.C.
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

OPERATING REVENUES:
Revenues	$7,038,581	$8,222,857
COSTS OF REVENUES	3,835,783	4,115,681
GROSS PROFIT	3,202,798	4,107,176

OPERATING EXPENSES:
Selling, general and administrative	2,659,219	2,795,068
Depreciation and amortization	493,734	500,703
Total Operating Expenses	3,152,953	3,295,771

INCOME BEFORE OTHER INCOME (EXPENSE)	49,845	811,405

OTHER INCOME (EXPENSE):
Interest income	3,314	832
Loss on disposal of fixed assets	(341)	(12,328)
Impairment of customer lists	—	(63,579)
Total Other Income (Expense)	2,973	(75,075)

NET INCOME BEFORE PROVISION FOR INCOME TAXES	52,818	736,330
Provision for state income taxes	1,038	10,745
NET INCOME	$51,780	$725,585

The accompanying notes are an integral part of these financial statements.

INREACH INTERNET, L.L.C.
STATEMENT OF MEMBER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Balance - January 1, 2003	$578,780
Distributions to member	(311,810)
Net income for the year	725,585
Balance - December 31, 2003	992,555

Distributions to member	(77,835)
Net income for the year	51,780
Balance - December 31, 2004	$966,500

The accompanying notes are an integral part of these financial statements.

INREACH INTERNET, L.L.C.
STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$51,780	$725,585
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	493,734	500,703
Loss on disposal of fixed assets	341	13,257
Impairment of customer lists	—	63,579
Changes in operating assets and liabilities:
Decrease in accounts receivable	58,662	68,491
(Increase) decrease in prepaid expenses	(8,217)	34,064
(Increase) decrease in deposits	19,917	(15,138)
(Decrease) in deferred revenue	(222,124)	(207,454)
Increase (decrease) in accounts payable and accrued expenses	40,733	(355,685)
Total adjustments	383,046	101,817

Net cash provided by operating activities	434,826	827,402

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of fixed assets	(180,228)	(293,677)
Acquisition of customer lists	—	(142,067)
Net cash (used in) investing activities	(180,228)	(435,744)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loans from related parties	(26,912)	(1,028)
Distributions to member	(77,835)	(311,811)
Net cash (used in) financing activities	(104,747)	(312,839)

NET INCREASE IN CASH AND CASH EQUIVALENTS	149,851	78,819

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	310,779	231,960
CASH AND CASH EQUIVALENTS - END OF YEAR	$460,630	$310,779

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID DURING THE YEAR FOR:
State income taxes	$1,038	$10,745

The accompanying notes are an integral part of these financial statements.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

NOTE 1 -	ORGANIZATION AND BASIS OF PRESENTATION

InReach Internet, L.L.C., a California, single member, limited liability company (the “Company”), is a full service internet service provider (ISP). The Company’s parent, Balco Holdings, Inc., is a California corporation and sole member of the Company.  The Company was founded in 1994 as a local provider of dialup internet access for secondary and terciary markets in California. The Company provides dailup internet access, DSL, T-1 and other broadband connections, web hosting and design services, server collocation, and voice over IP.  The Company’s target customers are small and medium enterprise (SME) businesses from 2-100 employees and single- or multiple-location businesses.   The Company has facilities in Stockton, Oakland and Los Angeles, California, operates and maintains its own facilities and network infrastructure in all locations, and has approximately 25,000 customers.

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004 AND 2003

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and, if necessary, maintains allowances for anticipated losses. Based on an evaluation of the payment history of its customers, the Company established allowances for doubtful accounts of $7,686 and $10,140 at December 31, 2004 and 2003, respectively.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. Cash at December 31, 2004 and 2003 includes amounts deposited with multiple financial institutions that exceed the federal insurance coverage by $-0- and $327,901, respectively.

Revenue and Cost Recognition

The Company earns revenue from providing the services as noted herein. The Company generally bills for the services provided to its annual customers on the service anniversary date, and invoices monthly customers one month in advance. The Company has recorded deferred revenue for any services billed or received in advance of the service period. Company policy is to terminate service if collection is not received within a specified time period.

Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

Cost of Revenues

Cost of revenues is comprised primarily of port charges, data transmission and database access, circuit installation charges and activation charges.

Selling, General and Administrative Expenses

Selling, general and administrative expenses include costs related to sales, marketing, administrative and management personnel; outside legal, accounting and consulting services; advertising and occupancy expenses and repairs and maintenance.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004 AND 2003

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Fixed Assets

Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets; three to seven years for computer equipment, furniture and equipment and three to fifteen years for leasehold improvements. The cost of software, which is utilized internally by the Company, is expensed as incurred. Reviews are regularly performed to determine whether facts and circumstances exist that indicate carrying amount of assets may not be recoverable or the useful life is shorter than originally estimated. The Company assesses the recoverability of its fixed assets by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in the results of operations.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheet for cash and cash equivalents, accounts receivable, prepaid expenses, accounts payable, accrued expenses, due to related parties and deferred revenue approximate fair value because of the immediate or short-term maturity of these financial instruments.

Income Taxes

The Company is a single member limited liability company. The Company is treated as a partnership for federal and state income tax purposes. Consequently, federal income taxes are not payable by, or provided for by the Company. For federal income tax return purposes, members are taxed individually on their shares of the Company’s earnings. The Company’s net income or loss is allocated to its member in accordance with the regulations of the Company.

The Company is a wholly owned subsidiary of an S-corporation, and because S-corporations are required to pay income taxes in the state of California, the Company pays its share of income taxes to the parent company which in turn remits to the state of California.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004 AND 2003

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the years ended December 31, 2004 and 2003. Advertising expense for the years ended December 31, 2004 and 2003 amounted to $460,500 and $553,165, respectively.

Intangible Assets

Intangible assets represent customer lists acquired and are amortized over the periods of benefit, ranging from three to seven years, generally on a straight-line basis.

Identified intangible assets are regularly reviewed to determine whether facts and circumstances exist which indicate that the useful life is shorter than originally estimated or the carrying amount of assets may not be recoverable. The Company assesses the recoverability of its identifiable intangible assets by comparing the projected discounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. The cost of customer lists totaled $1,282,303 as of December 31, 2004 and 2003. Accumulated amortization was $525,646 and $342,678 at December 31, 2004 and 2003, respectively. Amortization expense for the years ended December 31, 2004 and 2003 was $182,968 and $80,842, respectively.

Recent Accounting Pronouncements

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity” (“SFAS No. 150”). SFAS 150 requires that certain financial instruments issued in the form of shares that are mandatorily redeemable as well as certain other financial instruments be classified as liabilities in the financial statements. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The adoption of SFAS No. 150 did not have a material affect on the Company’s reported financial results.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004 AND 2003

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

In December, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment” ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective for small business issuers as of the first annual period that begins after December 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

In December, 2004, FASB issued Statement of Financial Accounting Standards No. 153, “Exchanges of Non-monetary Assets, an Amendment of APB Opinion No. 29, Accounting for Non-monetary Transactions” (" SFAS 153"). This statement amends APB Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. Under SFAS 153, if a non-monetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for non-monetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004 AND 2003

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

In April 2003, the FASB issued SFAS Statement No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities”. This Statement is effective for contracts entered into or modified after June 30, 2003, except for certain hedging relationships designated after June 30, 2003. Most provisions of this Statement should be applied prospectively. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51”. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have a significant impact on the Company' results of operations or financial position.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004 AND 2003

NOTE 3 -	FIXED ASSETS

Fixed assets as of December 31, 2004 and 2003 were as follows:

	Estimated Useful
	Lives (Years)	2004	2003
Computer equipment and software	3-7	$2,249,426	$2,269,067
Leasehold improvements	3-15	909,322	832,092
Furniture and equipment	3-7	147,931	146,292
		3,306,679	3,247,451
Less accumulated depreciation		2,711,084	2,520,977
Property and equipment, net		$595,595	$726,474

Depreciation expense was $310,766 and $419,861 for the years ended December 31, 2004 and 2003, respectively. In the year ended December 31, 2004, the Company disposed of computer equipment with an original cost of $121,000. In the year ended December 31, 2003 the Company disposed of computer equipment with an original cost of $589,430 and furniture and fixtures with an original cost of $21,936. The Company recognized losses on disposals of $341 and $12,328 for the years ended December 31, 2004 and 2003, respectively.

NOTE 4 -	COMMITMENTS

Operating Lease Commitments

The Company leases space in Stockton and Oakland, California from a related party. The annual leases were renewed in 2005. The Stockton lease includes two 2-year options to renew and the Oakland lease includes three 2-year renewal options.

Rent expense for the years ended December 31, 2004 and 2003 was $179,676 and $189,311, respectively.

Minimum lease payments are approximately $183,000, $192,000 and $197,000 for the years ending December 31, 2005, 2006 and 2007, respectively.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004 AND 2003

NOTE 5 -	RELATED PARTY TRANSACTIONS

The Company receives short-term advances on occasion from its parent company. The advances are utilized to fund the short-term working capital needs of the Company. The advances are due on demand and carry no stated interest rate. At December 31, 2004 and 2003, amounts owed to the parent company were $87,529 and $114,441, respectively.

The Company also pays rent to the parent company (see note 4).

NOTE 6 -	SUBSEQUENT EVENTS

On November 1, 2005, the Company was acquired by Mobilpro Corp. Prior to the acquisition, the Company was a wholly owned subsidiary of Balco Holdings, Inc. (“Balco”). As a result of the acquisition, Balco received $2,111,873 in cash, and shares of Mobilepro common stock valued at $950,000, in exchange for the outstanding membership interest in the Company.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
INDEX TO REVIEWED FINANCIAL STATEMENTS
OCTOBER 31, 2005 AND 2004

Page(s)

Accountants’ Review Report	1

Reviewed Financial Statements:

Balance Sheets at October 31, 2005 and 2004	2

Statements of Income for the Ten Months Ended October 31, 2005 and 2004	3

Statements of Cash Flow for the Ten Months Ended October 31, 2005 and 2004	4

Notes to the Reviewed Financial Statements	5-10

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
InReach Internet, L.L.C.
Stockton, California

We have reviewed the accompanying balance sheets of InReach Internet, L.L.C. (the “Company”) as of October 31, 2005 and 2004 and the related statements of income and cash flow for the ten months then ended. These interim financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists primarily of applying analytical procedures and making inquires of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

Bagell, Josephs, Levine & Company, L.L.C.
Bagell, Josephs, Levine & Company, L.L.C.
Gibbsboro, New Jersey

January 6, 2006

MEMBEROF:	AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (AICPA)

NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
FLORIDA STATE BOARD OF ACCOUNTANCY

INREACH INTERNET, L.L.C.
REVIEWED BALANCE SHEETS
OCTOBER 31, 2005 AND 2004

	2005	2004
ASSETS
Current Assets:
Cash and cash equivalents	$297,626	$507,044
Accounts receivable, net of allowance for doubtful accounts of $3,852 and $7,500	214,113	251,119
Inventory	11,060	—
Prepaid expenses and other current assets	95,384	101,160
Total Current Assets	618,183	859,323

Fixed assets, net	466,459	570,208

Other Assets:
Deposits	16,093	35,310
Intangible assets, net	591,099	795,445
Total Other Assets	607,192	830,755
TOTAL ASSETS	$1,691,834	$2,260,286

LIABILITIES AND MEMBER'S EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$77,728	$230,838
Deferred revenue	876,408	1,058,687
Due to related parties	574	574
Total Current Liabilities	954,710	1,290,099

Member's Equity
Contributed capital	6,061,641	6,714,552
Accumulated deficit	(5,324,517)	(5,744,365)
Total Member's Equity	737,124	970,187
TOTAL LIABILITIES AND MEMBER'S EQUITY	$1,691,834	$2,260,286

The accompanying notes are an integral part of these financial statements.

INREACH INTERNET, L.L.C.
REVIEWED STATEMENTS OF INCOME
FOR THE TEN MONTHS ENDED OCTOBER 31, 2005 AND 2004

	2005	2004

OPERATING REVENUES:
Revenues	$5,144,671	$5,937,538

COSTS OF REVENUES	2,613,699	3,255,973
GROSS PROFIT	2,530,972	2,681,565

OPERATING EXPENSES:
Selling, general and administrative	1,726,030	2,224,122
Depreciation and amortization	373,621	402,787
Total Operating Expenses	2,099,651	2,626,909

INCOME BEFORE OTHER INCOME (EXPENSE)	431,321	54,656

OTHER INCOME (EXPENSE):
Interest income	2,673	2,235
Loss on disposal of fixed assets	(4,282)	(341)
Total Other Income (Expense)	(1,609)	1,894

NET INCOME BEFORE PROVISION FOR INCOME TAXES	429,712	56,550
Provision for state income taxes	6,177	1,083
NET INCOME	$423,535	$55,467

The accompanying notes are an integral part of these financial statements.

INREACH INTERNET, L.L.C.
REVIEWED STATEMENTS OF CASH FLOW
FOR THE TEN MONTHS ENDED OCTOBER 31, 2005 AND 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$423,535	$55,467
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	373,621	402,787
Loss on disposal of fixed assets	4,282	341
Changes in operating assets and liabilities:
Decrease in accounts receivable	66,857	88,513
(Increase) in inventory	(11,060)	—
Decrease in prepaid expenses	96,430	82,437
Decrease in deposits	—	700
(Decrease) in deferred revenue	(163,506)	(203,351)
Increase (decrease) in accounts payable and accrued expenses	(130,087)	63,755
Total adjustments	236,537	435,182

Net cash provided by operating activities	660,072	490,649

CASH FLOW FROM INVESTING ACTIVITIES:
Acquisition of fixed assets	(83,210)	(102,682)
Net cash (used in) investing activities	(83,210)	(102,682)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loans from related parties	(86,955)	(113,867)
Distributions to member	(652,911)	(77,835)
Net cash (used in) financing activities	(739,866)	(191,702)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(163,004)	196,265

CASH AND CASH EQUIVALENTS - Beginning of Period	460,630	310,779
CASH AND CASH EQUIVALENTS - End of Period	$297,626	$507,044

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR:
State income taxes	$6,177	$1,083

The accompanying notes are an integral part of these financial statements.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO REVIEWED FINANCIAL STATEMENTS
OCTOBER 31, 2005 AND 2004

NOTE 1 -	ORGANIZATION AND BASIS OF PRESENTATION

InReach Internet, L.L.C., a California, single member, limited liability company (the “Company”), is a full service internet service provider (ISP). The Company’s parent, Balco Holdings, Inc., is a California corporation and sole member of the Company.  The Company was founded in 1994 as a local provider of dialup internet access for secondary and terciary markets in California. The Company provides dailup internet access, DSL, T-1 and other broadband connections, web hosting and design services, server collocation, and voice over IP.  The Company’s target customers are small and medium enterprise (SME) businesses from 2-100 employees and single- or multiple-location businesses.   The Company has facilities in Stockton, Oakland and Los Angeles, California, operates and maintains its own facilities and network infrastructure in all locations, and has approximately 25,000 customers.

On November 1, 2005, the Company was acquired by Mobilpro Corp. Prior to the acquisition, the Company was a wholly owned subsidiary of Balco Holdings, Inc. (“Balco”). As a result of the acquisition, Balco received $2,111,873 in cash, and shares of Mobilepro common stock valued at $950,000, in exchange for the outstanding membership interest in the Company.

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005 AND 2004

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and, if necessary, maintains allowances for anticipated losses. Based on an evaluation of the payment history of its customers, the Company established allowances for doubtful accounts of $3,852 and $7,500 at October 31, 2005 and 2004, respectively.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. Cash at October 31, 2005 and 2004 includes amounts deposited with multiple financial institutions that exceed the federal insurance coverage by $256,604 and $166,245, respectively.

Revenue and Cost Recognition

The Company earns revenue from providing the services as noted herein. The Company generally bills for the services provided to its annual customers on the service anniversary date, and invoices its monthly customers one month in advance. The Company has recorded deferred revenue for any services billed or received in advance of the service period. Company policy is to terminate service if collection is not received within a specified time period.

Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

Cost of Revenues

Cost of revenues is comprised primarily of port charges, data transmission and database access, circuit installation charges and activation charges.

Selling, General and Administrative Expenses

Selling, general and administrative expenses include costs related to sales, marketing, administrative and management personnel; outside legal, accounting and consulting services; advertising and occupancy expenses and repair and maintenance.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005 AND 2004

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fixed Assets

Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets; three to seven years for computer equipment, furniture and equipment and three to fifteen years for leasehold improvements. The cost of software, which is utilized internally by the Company, is expensed as incurred. Reviews are regularly performed to determine whether facts and circumstances exist that indicate carrying amount of assets may not be recoverable or the useful life is shorter than originally estimated. The Company assesses the recoverability of its fixed assets by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in the results of operations.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheet for cash and cash equivalents, accounts receivable, prepaid expenses, accounts payable and accrued expenses, due to related parties and deferred revenue approximate fair value because of the immediate or short-term maturity of these financial instruments.

Income Taxes

The Company is a single member limited liability company. The Company is treated as a partnership for federal and state income tax purposes. Consequently, federal income taxes are not payable by, or provided for by the Company. For federal income tax return purposes, members are taxed individually on their shares of the Company’s earnings. The Company’s net income or loss is allocated to it’s member in accordance with the regulations of the Company.

The Company is a wholly owned subsidiary of an S-corporation (see note 5), and because S-corporations are required to pay income taxes in the state of California, the Company pays its share of income taxes to the parent company which in turn remits to the state of California.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005 AND 2004

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the ten months ended October 31, 2005 and 2004. Advertising expense for the ten months ended October 31, 2005 and 2004 amounted to $151,154 and $419,120, respectively.

Intangible Assets

Intangible assets represent customer lists acquired and are amortized over the periods of benefit, ranging from three to seven years, generally on a straight-line basis.

Identified intangible assets are regularly reviewed to determine whether facts and circumstances exist which indicate that the useful life is shorter than originally estimated or the carrying amount of assets may not be recoverable. The Company assesses the recoverability of its identifiable intangible assets by comparing the projected discounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. The cost of customer lists totaled $1,282,303 as of October 31, 2005 and 2004. Accumulated amortization was $691,204 and $486,858 at October 31, 2005 and 2004, respectively. Amortization expense for the ten months ended October 31, 2005 and 2004 was $165,558 and $144,180, respectively.

Inventory

Inventory consists of merchandise held for sale in the ordinary course of business and is stated at the lower of cost, or market determined on the first-in-first-out basis.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005 AND 2004

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In December, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment” ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective for small business issuers as of the first annual period that begins after December 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

In December, 2004, FASB issued Statement of Financial Accounting Standards No. 153, “Exchanges of Non-monetary Assets, An Amendment of APB Opinion No. 29, Accounting for Non-monetary Transactions” (" SFAS 153"). This statement amends APB Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. Under SFAS 153, if a non-monetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for non-monetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

INREACH INTERNET, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005 AND 2004

NOTE 3 -	FIXED ASSETS

Fixed assets as of October 31, 2005 and 2004 were as follows:

	Estimated Useful
	Lives (Years)	2005	2004
Computer equipment and software	3-7	$1,742,610	$2,243,807
Leasehold improvements	3-15	937,750	837,395
Furniture and equipment	3-7	139,677	147,931
		2,820,037	3,229,133
Less accumulated depreciation		2,353,578	2,658,925
Property and equipment, net		$466,459	$570,208

Depreciation expense was $208,063 and $258,607 for the ten months ended October 31, 2005 and 2004, respectively. In the ten months ended October 31, 2005, the Company disposed of computer equipment with an original cost of $561,598 and furniture and fixtures with an original cost of $8,254. In the ten months ended October 31, 2004 the Company disposed of computer equipment with an original cost of $121,000. The Company recognized losses on disposal of $4,282 and $341 during the ten months ended October 31, 2005 and 2004, respectively.

NOTE 4 -	COMMITMENTS

Operating Lease Commitments

The Company leases space in Stockton and Oakland, California from a related party. The annual leases were renewed in 2005. The Stockton lease includes two 2-year options to extend and the Oakland lease includes three 2-year options.

Rent expense for the ten months ended October 31, 2005 and 2004 was $157,668 and $151,550, respectively.

Minimum lease payments are approximately $109,000, $111,500 and $116,000 for the ten months ending October 31, 2006, 2007 and 2008, respectively.

NOTE 5 -	RELATED PARTY TRANSACTIONS

The Company receives short-term advances on occasion from their parent company. The advances are utilized to fund the short-term working capital needs of the Company. The advances are due on demand and carry no stated interest rate.

The Company also pays rent to this parent company (see note 4).